                                                                   EXHIBIT 10.19

                  FIRST AMENDMENT TO FIRST AMENDED AND RESTATED
                  REVOLVING CREDIT LOAN AND SECURITY AGREEMENT

         This First Amendment to First Amended and Restated Revolving Credit Loan and Security Agreement ("First Amendment") is entered into as of the 23rd day of October, 2000, by and among KeyBank National Association ("Bank") and Brookwood Companies Incorporated ("Brookwood"), Kenyon Industries, Inc. ("Kenyon"), Brookwood Laminating, Inc. ("Laminating"), Ashford Bromley, Inc. ("Ashford"), XtraMile, Inc. ("Xtra"), and Land and Ocean III, Inc. ("Land" and, together with Brookwood, Kenyon, Laminating, Ashford and Xtra, being sometimes hereinafter collectively referred to as "Borrower").

                                   RECITALS:

         WHEREAS, Borrower and Bank entered into a certain First Amended and Restated Revolving Credit Loan and Security Agreement dated as of June 6, 2000 (the "Existing Agreement"); and

         WHEREAS, Borrower has requested Bank to make certain changes to the Existing Agreement, all as more particularly set forth in this First Amendment;

                             PRELIMINARY STATEMENT:

         A. Unless otherwise defined herein, capitalized terms as used herein shall have the meanings ascribed to them in the Existing Agreement.

         B. Unless otherwise indicated, all section and subsection numbers correspond with those in the Existing Agreement.

         C. In the event of a conflict between the terms and conditions of the Existing Agreement and the terms and conditions of this First Amendment, the terms and conditions of this First Amendment shall prevail and the Existing Agreement shall be interpreted and construed so as to give maximum effect to the intent and terms and conditions of this First Amendment.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by Borrower and Bank, the parties hereto agree that the Existing Agreement is hereby amended as follows:

         1. This First Amendment is being entered into in connection with a certain letter between Bank and Borrower dated October 23, 2000, a copy of which is attached hereto as Exhibit A (the "Waiver Letter").

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         2. Section 2.3, et seq. of the Existing Agreement is hereby amended to permit Borrower to open two (2) new Uzzi retail store locations in Sarasota, Florida and Key West, Florida; provided, however, that Borrower will not be permitted to use Advances under the Acquisition Revolver to finance the second store opening at the Key West location; provided, further, that Borrower may not open a third Uzzi retail store location without the express written consent of Bank.

         3. Section 2.6, et seq. is hereby amended to increase the spread on the Tier I LIBOR pricing option by 50 basis points for both the Working Capital Revolving Credit Loans and the Acquisition Revolving Credit Loans. Pricing on all other Tiers will remain the same. Pricing for the Prime Rate Option is unchanged.

         The pricing grid under Section 2.6.1 is revised as follows:

          TOTAL FUNDED DEBT
TIER         TO EBITDA         PRIME RATE +   LIBOR +
----    --------------------   ------------   -------

 1          > or = 3.00x          0.25%       3.00%
 2      > or = 2.50x < 3.00x      0.25%       2.25%
 3      > or = 2.00x < 2.50x      0.25%       2.00%
 4            < 2.00x             0.25%       1.75%


         The pricing grid under Section 2.6.2 is revised as follows:

          TOTAL FUNDED DEBT
TIER         TO EBITDA         PRIME RATE +   LIBOR +
----    --------------------   ------------   -------

 1          > or = 3.00x          0.25%       3.25%
 2      > or = 2.50x < 3.00x      0.25%       2.50%
 3      > or = 2.00x < 2.50x      0.25%       2.25%
 4            < 2.00x             0.25%       2.00%


         Section 2.6.3 of the Existing Agreement is hereby amended to increase the initial pricing for the Acquisition Revolving Credit Loans to Prime Rate plus 100 basis points.

         4. Section 8.4 of the Existing Agreement is hereby amended to restrict payments to Hallwood for dividends and federal income taxes until Bank's receipt and satisfactory review of budget projections with monthly cash flow analysis by division for the remainder of FYE 2000 and FYE 2001.

         5. Except as expressly amended by this First Amendment, the terms and conditions of the Existing Agreement shall remain in full force and effect and Borrower acknowledges and confirms that its representations and warranties contained in the Existing Agreement are true, correct and complete in all material respects as of the date hereof and there exists no Default or Event of Default under the Existing Agreement as of the date hereof except as set forth in the Waiver Letter.

         IN WITNESS WHEREOF, the undersigned have duly executed this First Amendment as a sealed instrument as of the date first set forth above.

ATTEST:                                       BORROWER:

                                              BROOKWOOD COMPANIES INCORPORATED

                                              By:
------------------------------                   ------------------------------
Witness                                          Name:  Duane O. Schmidt
                                                 Title: Vice President Finance
                                                         Chief Financial Officer

                                              KENYON INDUSTRIES, INC.

                                              By:
------------------------------                   ------------------------------
Witness                                          Name:  Duane O. Schmidt
                                                 Title: Treasurer and Secretary

                                              BROOKWOOD LAMINATING, INC.

                                              By:
------------------------------                   ------------------------------
Witness                                          Name:  Duane O. Schmidt
                                                 Title: Treasurer and Secretary


                                              ASHFORD BROMLEY, INC.

                                              By:
------------------------------                   ------------------------------
Witness                                          Name:  Duane O. Schmidt
                                                 Title: Assistant Treasurer

                                              XTRAMILE, INC.

                                              By:
------------------------------                   ------------------------------
Witness                                          Name:  Duane O. Schmidt
                                                 Title: Assistant Treasurer


                                              LAND AND OCEAN III, INC.


                                              By:
------------------------------                   ------------------------------
Witness                                          Name:  Duane O. Schmidt
                                                 Title: Treasurer


                                              ACCEPTED BY BANK:
                                              KEYBANK NATIONAL ASSOCIATION

/s/ [ILLEGIBLE]                              By: /s/ KAREN L. CUMMINGS
------------------------------                   ------------------------------
Witness                                          Name:  Karen L. Cummings
                                                 Title: Vice President

                             [KEY BANK LETTERHEAD]

                            October 23, 2000
                            CERTIFIED MAIL
                            RETURN RECEIPT REQUESTED


Duane O. Schmidt, Treasurer
Kenyon Industries, Inc.
36 Sherman Avenue
Kenyon, RI 02836

        Re:  NOTICE AND WAIVER OF DEFAULT
             First Amended and Restated Revolving Credit Loan and Security Agreement dated June 6, 2000 (the "Loan Agreement")

Dear Duane:

        The purpose of this letter is to formally notify the Borrower (as that and all other capitalized terms used herein are defined in the Loan Agreement) that a Default has arisen under the Loan Agreement and all Loan Documents (including, but not limited to, the Notes). As of today's date, KeyBank is aware of the following Default:

                The EBITDA to Total Fixed Charge Ratio for the period ending 6/30/00 was 1.1:1 and the minimum requirement is 1.25:1.

        The primary purpose of this letter is to advise the Borrower in writing of this Default, and to indicate our agreement to waive said Default upon the terms and conditions hereinafter set forth. The continuation of any advances by KeyBank under the Revolving Loans does not waive or impair any of KeyBank's rights and remedies under the Loan Agreement, nor does it establish a course of conduct on which Borrower should or could rely. You should not assume that, if further Defaults under the Loan Agreement occur, we will also agree to waive any such future Defaults.

        In consideration of our agreement to waive this Default and in recognition of the potential default for the period ending 9-30-00, we will require you to execute an amendment to the Loan Agreement incorporating the following terms and conditions: (i) the LIBOR pricing option for Tier I only for both the Working Capital Revolving Credit Loans and the Acquisition Revolving Credit Loans shall be increased by 50 basis points; (ii) initial pricing for the Acquisition Revolving Credit Loans shall be increased to the Prime Rate plus 100 basis points; (iii) We will permit you to open Uzzi retail store locations in Sarasota and Key West, but you will not be permitted to use Advances under the Acquisition Revolver to finance the second store opening and Borrower may not open a third Uzzi retail store without the prior written consent of the Bank;
(iv) payments to Hallwood for

Duane O. Schmidt
October 23, 2000
Page 2

dividends and federal income taxes are restricted until the receipt and satisfactory review of budget projections for the remainder of FYE 2000 and FYE 2001 by division with monthly cash flow analysis. We will instruct our counsel to prepare the necessary legal documentation to amend the Loan Agreement to incorporate these changes.

     Please call me if you have any questions concerning this letter.

                                    Sincerely yours,



                                    /s/ KAREN L. CUMMINGS
                                    ------------------------------------------
                                    Karen L. Cummings
                                    Vice President



                                    SEEN AND AGREED:

                                    BROOKWOOD COMPANIES INCORPORATED


                                    By: /s/ DUANE O. SCHMIDT
                                        --------------------------------------
                                        Name: Duane O. Schmidt
                                        Title: Vice President Finance
                                               Chief Financial Officer



                                    KENYON INDUSTRIES, INC.


                                    By: /s/ DUANE O. SCHMIDT
                                        --------------------------------------
                                        Name: Duane O. Schmidt
                                        Title: Treasurer and Secretary



                                    BROOKWOOD LAMINATING, INC.


                                    By: /s/ DUANE O. SCHMIDT
                                        --------------------------------------
                                        Name: Duane O. Schmidt
                                        Title: Treasurer and Secretary

Duane O. Schmidt
October 23, 2000
Page 3


                                              ASHFORD BROMLEY, INC.

                                              By: /s/ DUANE O. SCHMIDT
                                                 ------------------------------
                                                 Name:  Duane O. Schmidt
                                                 Title: Assistant Treasurer


                                              XTRAMILE, INC.

                                              By: /s/ DUANE O. SCHMIDT
                                                 ------------------------------
                                                 Name:  Duane O. Schmidt
                                                 Title: Assistant Treasurer


                                              LAND AND OCEAN III, INC.


                                              By: /s/ DUANE O. SCHMIDT
                                                 ------------------------------
                                                 Name:  Duane O. Schmidt
                                                 Title: Treasurer

CC:  Dennis C. Sbrega, Esq.
     Preti, Flaherty, Beliveau, Pachios & Haley, LLC
     One City Center
     P.O. Box 9546
     Portland, ME 04112-9546

     Roger M. Barzun, Esq.
     60 Hubbard Street
     Concord, MA 01742